SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                        Filed by the Registrant |X|

              Filed by a Party other than the Registrant |_|

                        Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      WORLDNET RESOURCE GROUP, INC.
                     -------------------------------
            (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:
|_|  Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                      WORLDNET RESOURCE GROUP, INC.
                          1601 CLOVERFIELD BLVD.
                         SOUTH TOWER, 2ND FLOOR
                      SANTA MONICA, CALFORNIA 90402


                NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of stockholders of Worldnet Resource Group, Inc. will be held at the offices of Worldnet Resource Group, Inc., 1601 Cloverfield Blvd., South Tower, 2nd Floor, Santa Monica, California 90402 on November 29, 2001, at 10:00 a.m., local time, for the following purposes:

     1. to amend our Amended and Restates Articles of Incorporation as set forth in Annex A to the attached proxy statement to effect a reverse split of our outstanding common stock at an exchange ratio of one-to-twenty and to change the name of the corporation to Asset Equity Group, Inc.;

     2. to approve a resolution of the board of directors that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote; and

     3. to transact any other business as may properly come before the meeting or at any adjournment thereof.

     Our board of directors has fixed the close of business on November 15, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on November 15, 2001 will be entitled to notice of, and to vote at, the special meeting of stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 1601 Cloverfield Blvd., South Tower, 2nd Floor, Santa Monica, California 90402.

     All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the special meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.



                                     1



                          YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By order of the board of directors,




                              STEPHEN BROWN
                              President and Chief Executive Officer


November 15, 2001

                       WORLDNET RESOURCE GROUP, INC.
                           1601 CLOVERFIELD BLVD.
                          SOUTH TOWER, 2ND FLOOR
                       SANTA MONICA, CALFORNIA 90402

                              PROXY STATEMENT

     GENERAL

     This proxy statement is being furnished to the stockholders of Worldnet Resource Group, Inc., a Utah corporation, in connection with the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 10:00 a.m., local time, on November 29, 2001, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about November 16, 2001.

     Only stockholders of record at the close of business on November 15, 2001, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had outstanding 96,269,300 shares of common stock, par value $.001 per share, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

     PROPOSALS FOR CONSIDERATION

     Our board of directors does not know of any matter that is expected to be presented for consideration at the meeting, other than the following proposals:

     1. to amend our Amended and Restated Articles of Incorporation as set forth in Annex A to the attached proxy statement to effect a reverse split of our outstanding common stock at an exchange ratio of one-to-twenty and to change the name of the corporation to Asset Equity Group, Inc.; and

     2. to approve a resolution of the board of directors that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote.

     If other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote on those matters in accordance with their judgment.

     COSTS OF PROXIES

     We will incur the cost of the special meeting of stockholders and the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses.



                                     1

     VOTING RIGHTS AND PROXIES

     Stockholders who execute proxies may revoke them by giving written notice to our Chief Executive Officer at any time before such proxies are voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder so attending in writing, so notifies the Secretary of the meeting at any time prior to the voting of the proxy at the special meeting of stockholders.

     All proxies received in response to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where votes are specified, the proxies will be voted in accordance with such instructions. If no instructions are given, the persons named in the proxy solicited by our board of directors intend to vote:

     OR the approval of the proposed amendment to our Amended and Restated Articles of Incorporation to implement the reverse stock split at an exchange ratio of one-to-twenty and to change the name of the corporation to Asset Equity Group, Inc.; and

     FOR the approval of the resolution of the board of directors that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote.

     Abstentions may be specified on all proposals and will be counted as present for purposes of determining the existence of a quorum regarding the items on which such abstentions are noted. However, since the approval of the proposed amendment to effect the reverse stock split requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock, an abstention will have the effect of a vote against the proposal.

     Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.


                                     2


                               PROPOSAL ONE:

              AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES
                OF INCORPORATION TO EFFECT A REVERSE SPLIT
                         OF OUR COMMON STOCK AND TO
                   CHANGE THE NAME OF THE CORPORATION TO
                          ASSET EQUITY GROUP, INC

     You are being asked to vote upon an amendment to our Amended and Restated Articles of Incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio of one-to-twenty and to change the name of the corporation to Asset Equity Group, Inc.

     The form of amendment to our Amended and Restated Articles of Incorporation to effect the proposed reverse stock split and name change is attached to this proxy statement as Annex A. If the reverse stock split is approved, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio for the reverse stock split. The par value of the common stock would remain unchanged at $.001 per share and the number of authorized shares of common stock would remain unchanged. The name change will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Utah Secretary of State. The reverse stock split will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Utah Secretary of State and upon commencement of trading of our stock under the new stock symbol which will be assigned by the NASD.

     REASONS FOR THE REVERSE STOCK SPLIT

     By reverse splitting our stock, we will significantly reduce the number of shares outstanding. We believe this reduction in issued and outstanding common shares will improve our marketability from a financial and public relations standpoint.

     POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

     The immediate effects of a reverse stock split would be to reduce the number of shares of common stock outstanding and to increase the trading price of our common stock. However, the effect of any reverse stock split upon the market price of our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of our common stock, or improve the marketability of the Company. The trading price of our common stock may change due to a variety of other facts, including our operating results, other factors related to our business and general market conditions.

     The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 96,269,300 shares of common stock outstanding as of the record date for the special meeting of stockholders:



Proposed Reverse              Percentage          Shares of Common Stock
Stock Split Ratio             Reduction           to be Outstanding
---------------------         -------------       -----------------------
One- to-Twenty                95%                 4,816,465

The resulting decrease in the number of shares of our common stock outstanding could potentially impact the liquidity of our common stock on the Over-the-Counter Bulletin Board, especially in the case of larger block trades.

     EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS

     If the common stock is reverse split, the number of shares held by each stockholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the exchange ratio, and then rounding up to the nearest whole share. We will pay one whole share to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse
stock split, as described in further detail below.   The reverse stock
split will affect our common stock uniformly and will not affect any stockholder's percentage ownership interests in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in whole shares.

     EFFECT ON OPTIONS, WARRANTS AND OTHER SECURITIES

     In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of our common stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the exchange ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and employee stock purchase plans would be reduced proportionally based on the exchange ratio of the reverse stock split. None of the rights currently accruing to holders of the common stock, options, warrants or other securities convertible into common stock would be affected by the reverse stock split.

     OTHER EFFECTS ON OUTSTANDING SHARES

     The rights and preferences of the outstanding shares of common stock would remain the same after the reverse stock split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and nonassessable.

     The reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

     PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT
     AND NAME CHANGE

     The reverse stock split and name change will be accomplished by filing the appropriate amendment to our Articles of Incorporation with the Utah Secretary of State. The name change will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Utah Secretary of State. The reverse stock split will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Utah Secretary of State and upon commencement of trading of our stock under the new stock symbol which will be assigned by the NASD.

     As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by our company after the effective date until they surrender their old stock certificates for exchange. All options, warrants, convertible debt instruments and other securities would also be automatically adjusted on the effective date.

     Our transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the reverse split. Stockholders of record will receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" will not be required to take any further actions to effect the exchange of their certificates. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split will continue to be valid and will represent the adjusted number of shares of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

     FRACTIONAL SHARES

     We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio will instead receive a whole share upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal.

     NO DISSENTERS' RIGHTS

     No dissenters' rights are available under the Utah Revised Business Corporation Act or under our Articles of Incorporation or bylaws to any stockholder who dissents from this proposal.

     ACCOUNTING CONSEQUENCES

     The par value of our common stock would remain unchanged at $.001 per share after the reverse stock split. Also, the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

     FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of material federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of the stockholder. Each stockholder is urged to consult with the stockholder's own tax advisor with respect to the consequences of the reverse stock split.

     No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split, including any fraction of a share deemed to have been received, would be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares would include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

     Our beliefs regarding the tax consequence of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may as to each stockholder, depending upon the state in which he or she resides.

     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the proposed amendment to our Articles of Incorporation to effect a reverse stock split and change the name of the corporation.

     OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE PROPOSED REVERSE STOCK SPLIT AND CHANGE THE NAME OF THE
     CORPORATION TO ASSET EQUITY GROUP, INC.

                              PROPOSAL TWO:

              APPROVE A RESOLUTION OF THE BOARD OF DIRECTORS
              TO ADOPT THE PROVISIONS OF SECTION 16-10a-704
               OF THE UTAH REVISED BUSINESS CORPORATION ACT

     You are being asked to approve a resolution of the board of directors that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Utah Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote and which will be effective upon filing of such resolution in an Amendment to our Amended and Restated Articles of Incorporation.

     POTENTIAL EFFECTS OF ADOPTING 16-10a-704 IN LIEU OF 16-10a-1704

     Section 16-10a-704 provides that any action which may be taken at a meeting of shareholders, may be taken without a meeting and without prior written notice, if one or more, consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of shares that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

     Section 16-10a-704, however, is subject to the limitations of Section 16-10a-1704(4), which provides that any corporation formed prior to July 1, 1992, may only take action without a meeting upon written consent of all of the outstanding shares of the corporation entitled to vote on the matter.

     By approving the board of directors' resolution that Section 16-10a-1704 not apply to the Company, and that in lieu of Section 16-10a-1704, the Company adopt Section 16-10a-704, you are agreeing that rather than require written consent from all shareholders entitled to vote on an action, the Company may take any action requiring shareholder approval by way of written consent of the minimum number of shares entitled to vote on the matter in lieu of a shareholder meeting.

     We believe that adoption of Section 16-10a-704 in lieu of Section 16-10a-1704 will allow the Company to avail itself of the full advantages of the Utah Revised Business Corporation Act provided to corporations formed after July 1, 1992.

     Adoption of Section 16-10a-704, however, allows for the potential that a shareholder or group of shareholders holding a majority of the shares of the Company could take action through written consent without holding shareholders meetings.

     PROCEDURE FOR ADOPTING SECTION 16-10a-704 IN LIEU
        SECTION 16-10a-1704

     The adoption of Section 16-10a-704 of the Utah Revised Business Corporation Act in lieu of Section 16-10a-1704 will be accomplished by filing of an appropriate amendment to our Amended and Restated Articles of Incorporation with the Utah Secretary of State. The adoption of Section 16-10a-704 will become effective on the date of the filing.

     VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the board of directors resolution that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Utah Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote.


     OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE BOARD OF DIRECTORS RESOLUTION THAT THE PROVISIONS OF SECTION 16-10a-1704 SHALL NOT APPLY TO THE COMPANY, AND THAT IN LIEU OF SECTION 16-10a-1704, THE COMPANY ADOPT SECTION 16-10a-704 OF THE UTAH REVISED BUSINESS CORPORATION ACT.

     OTHER MATTERS

     We know of no other matters that are to be presented for action at the special meeting of stockholders other than those set forth above. If any other matters properly come before the special meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

     WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     Our company has filed an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 with the Securities and Exchange Commission. Stockholders may obtain,

without charge, a copy of the Form 10-KSB (without exhibits) by requesting a copy in writing or by telephone from us at the following address:

                       Worldnet Resource Group, Inc.
                          1601 Cloverfield Blvd.
                          South Tower, 2nd Floor
                      Santa Monica, California 90402
                              (310) 430-3492
                       Attention: Investor Relations

     The exhibits to the Form 10-KSB are available upon payment of charges that approximate our reproduction costs. If you would like to request documents, please do so by November 22, 2001, to receive them before the special meeting of stockholders.

                              By order of the board of directors,



                              STEPHEN BROWN
                              President and Chief Executive Officer


November 15, 2001

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.


                       WORLDNET RESOURCE GROUP, INC.

                                   PROXY

     The undersigned appoints Stephen Brown and Samy Salem, or either of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock, par value $.001 per share ("Common Stock"), of Worldnet Resource Group, Inc., ("WNRG") which the undersigned is entitled to vote at the special meeting of stockholders to be held at the offices of Worldnet Resource Group, Inc., 1601 Cloverfield Blvd., South Tower, 2nd Floor, Santa Monica, California, at 10:00 a.m., local time, on November 29, 2001, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and joint proxy statement and prospectus relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS OF WNRG RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

1. Approval of the proposed amendments to the Articles of Incorporation to effect a reverse stock split at an exchange ratio of one-to-twenty and to change the name of the corporation to Asset Equity Group, Inc.:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

2. To approve a resolution of the Board of Directors that the provisions of Section 16-10a-1704 shall not apply to the Company, and that in lieu of 16-10a-1704, the Company adopt Section 16-10a-704 of the Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

3. Authority to vote in their discretion on such other business as may properly come before the meeting:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the board of directors' recommendations, just sign where indicated. You need not mark any boxes.



                                     1
     Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.


                              Dated:  ____________________________, 2001



                               ________________________________________
                              Signature (Title, if any)



                              ________________________________________
                              Signature if held jointly


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
























                                  ANNEX A

                     Certificate of Amendment of the

            Amended and Restated Articles of Incorporation of

                      Worldnet Resource Group, Inc.

                          (a Utah corporation)


                             AMENDMENT TO THE

                           AMENDED AND RESTATED

                       ARTICLES OF INCORPORATION OF

                       WORLDNET RESOURCE GROUP, INC.


     Worldnet Resource Group, Inc., a corporation organized under the laws of the State of Utah, on April 10, 1981, hereby adopts the following

Amendments to its Amended and Restated Articles of Incorporation pursuant to the provisions of the Utah Revised Business Corporation Act, Section

16-10a-1006.
                                     I


     The Amended and Restated Articles of Incorporation shall be amended to read as follows:


                         ARTICLE I - CORPORATE NAME


     The name of the corporation shall be: Asset Equity Group, Inc.


                                     II


     The stockholders approved a one-for-twenty reverse split of the outstanding common shares of the Corporation.  The authorized shares of common stock will remain at 100,000,000, $.001 par value common voting shares and authorized preferred shares shall remain unchanged.  There are currently ______________ shares issued and outstanding in the Corporation.

Following the reverse split there will be ______________ common shares outstanding.


                                    III


     The provisions of Section 16-10a-1704 shall not apply to the Company.

In lieu of 16-10a-1704, the shareholders of the Company approved adoption of Section 16-10a-704 of the Revised Business Corporation Act which permits corporations to take action by the written consent of fewer than all of the shareholders entitled to vote and which is effective upon filing such resolution in an Amendment to the Articles of Incorporation.


                                     IV


     The date of the adoption of the foregoing amendment and reverse split by the shareholders was _______________________.  The number of shares outstanding in the Corporation and entitled to vote, as of the record date,

on the amendment was ___________.  All stock in the Corporation is entitled to one vote per share for each matter coming before a vote of the shareholders.


                                     V


     The number of shares that voted in favor of the above amendments was

______________.  The number of shares that voted against the above amendments was ___________________.


     Dated this ____ day of ______________, 2001.


                                   WORLDNET RESOURCE GROUP, INC.

                                   By: _______________________________
                                          Stephen Brown, President


STATE OF CALIFORNIA      )
                         :
COUNTY OF ________________    )

     On the ____ day of ____________, 2001, personally appeared before me Stephen Brown, and duly acknowledged to me that he is the person who signed the foregoing instrument as President and that he has read the foregoing instrument and knows the contents thereof and that the same is true of his own knowledge except as to those matters upon which he operates on information and belief and as to those matters believes them to be true.


                                   ________________________________
                                   NOTARY PUBLIC

                                   Residing in: ______________________

My Commission Expires: __________________